UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 12, 2007

XCORPOREAL OPERATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18718	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 340, Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)

(310) 424-5668
(Registrant's telephone number, including area code)

XCORPOREAL, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this report are forward looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, limited operating history, difficulty in developing, exploiting and protecting proprietary technologies, uncertainty in legal proceedings, intense competition, and substantial regulation in the medical device industry; and additional risks factors as discussed in our reports filed with the Securities and Exchange Commission, which are available on its website at http://www.sec.gov.

Item 2.01 Completion of Acquisition or Disposition of Assets

This report reflects the closing of the transactions contemplated by the merger agreement attached as Exhibit 2.1 to our Current Report on Form 8-K dated August 10, 2007, which is incorporated herein by reference.

On October 12, 2007, pursuant to the merger agreement, a newly-formed wholly-owned merger subsidiary of CT Holdings Enterprises, Inc. (referred to hereinafter as post-merger Xcorporeal)) merged with and into us, and we became a wholly-owned subsidiary of post-merger Xcorporeal and changed our name to Xcorporeal Operations, Inc. Post-merger Xcorporeal amended and restated its certificate of incorporation and bylaws to be substantially identical to ours, and changed its name to Xcorporeal, Inc.

Each share of our pre-merger common stock was converted into one share of post-merger Xcorporeal common stock. In addition, post-merger Xcorporeal assumed all our outstanding options and warrants to purchase our common stock.

Additional disclosure, including information regarding us and our securities upon consummation of the transaction, is included in our information statement and prospectus (referred to hereinafter as the information statement) dated September 21, 2007, Registration No. 333-145856, which is incorporated herein by reference in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On October 12, 2007, pursuant to the merger agreement, we filed an Amended and Restated Certificate of Incorporation with the State of Delaware, which changed our name to Xcorporeal Operations, Inc.

Additional information is included in the information statement which is incorporated herein by reference, including under "Charter Amendments" on page 32.

Item 7.01 Regulation FD Disclosure

On October 12, 2007, post-merger Xcorporeal issued a press release regarding the effectiveness of the merger, a copy of which is furnished as Exhibit 99.1 hereto.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or any changes in our expectations, or any change in events, conditions or circumstances on which any forward-looking statements are based.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Description
3.1	Certificate of Merger of XC Acquisition Corporation with and into Xcorporeal, Inc.

3.2	Amended and Restated Certificate of Incorporation of Xcorporeal, Inc. (now Xcorporeal Operations, Inc.)

99.1	Press release dated October 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCORPOREAL OPERATIONS, INC.

Date: October 15, 2007	By:	/s/ ROBERT WEINSTEIN
Robert Weinstein
Chief Financial Officer